UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 7/17/2014

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12372

Delaware	22-3268660
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 17, 2014, Cytec Industries Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01.	Other Events.

On July 17, 2014, the Company issued a press release announcing that its Board of Directors declared a two-for-one split of the Company’s common stock to be paid as a stock dividend. Shareholders of record as of the close of business on September 2, 2014 will receive one additional share of common stock for each share of common stock they own, payable on September 17, 2014. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release – Financial Results, dated July 17, 2014.
99.2	Press Release – Stock Split, dated July 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: July 17, 2014	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel & Secretary